Exhibit 99.1

NovaBay Pharmaceuticals to Present at H.C. Wainwright BioConnect Virtual Conference

Company to provide details on expansion strategy

EMERYVILLE, Calif., January 04, 2022 – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY), a pharmaceutical company focused on developing and commercializing scientifically formulated and clinically proven consumer products for the eyecare and skincare markets, announces that management will present a company overview at the H.C. Wainwright BioConnect Virtual Conference being held January 10-13, 2022. A webcast of the NovaBay presentation will be available on the Events page of the company website beginning Monday, January 10, 2022 at 7:00 a.m. Eastern time.

“Our acquisition of DERMAdoctor in November 2021 has created an entirely new company with a dramatically accelerated growth trajectory. We expect sales in 2022 to double from 2021 with a considerably more rapid path to profitability," said Justin Hall, NovaBay’s CEO. "We’ve had significant success in transitioning Avenova® from prescription-only to over-the-counter sales and are eager to bring that expertise to all existing DERMAdoctor products. Most importantly, expect to leverage DERMAdoctor’s deep expertise in new product development to introduce both new DERMAdoctor and Avenova products, with at least four new products launching in the first half of 2022. I invite you to listen in to hear more details on our plans for significant expansion.”

About NovaBay Pharmaceuticals, Inc.: Going Beyond Antibiotics®

NovaBay Pharmaceuticals, Inc. is a pharmaceutical company that develops and sells scientifically created and clinically proven consumer products for the eyecare and skincare markets. In November 2021, NovaBay acquired DERMAdoctor, LLC, a company offering more than 30 dermatologist-developed skincare products sold through traditional domestic retailers, digital beauty channels and international distributors.

NovaBay Pharmaceuticals Forward-Looking Statements

Except for historical information herein, matters set forth in this press release may be forward looking within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of NovaBay Pharmaceuticals, Inc. This release contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our business strategies, current product offerings, marketing efforts, and any potential future product offerings, as well as generally the Company’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, risks and uncertainties relating to the size of the potential market for our products, the integration of DERMAdoctor’s business into the Company’s business, the possibility that the available market for the Company’s products will not be as large as expected, the Company’s products will not be able to penetrate one or more targeted markets, and revenues will not be sufficient to meet the Company’s cash needs. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in NovaBay’s latest Form 10-Q/K filings and Registration Statement on Form S-1 filing with the Securities and Exchange Commission, especially under the heading "Risk Factors." The forward-looking statements in this release speak only as of this date, and NovaBay disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com.

Avenova.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

LHA Investor Relations

Jody Cain

310-691-7100
jcain@lhai.com

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